Exhibit 10.19

CERTAIN MATERIAL (INDICATED BY AND ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMISSION.

DATED	2009

ZOGENIX, INC.

-and-

MGLAS AG

Commercial Manufacturing and Supply Agreement relating to

Glass Capsules

TABLE OF CONTENTS

TABLE OF CONTENTS		2

LIST OF SCHEDULES		3

1.	DEFINITIONS	4

2.	SUPPLY OF GLASS CAPSULES TO ZOGENIX	9

3.	CAPACITY, FORECASTS, ORDERS, LOGISTICS	11

4.	PRICES AND PAYMENT CONDITIONS	12

5.	INITIAL EQUIPMENT AND TOOLING	12

6.	PATENTS, IMPROVEMENTS	15

7.	STEERING COMMITTEE	18

8.	WARRANTY	19

9.	LIABILITY, BREACH OF CONTRACT; SANCTIONS	21

10.	TERMINATION AND EXPIRY	23

11.	CONFIDENTIALITY	24

12.	GOVERNING LAW AND ARBITRATION	25

13.	MISCELLANEOUS	26

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LIST OF SCHEDULES

Ref. No.	Title

1.	Technical Specification

2.	Drawing for Glass Capsule

3.	Capacity, Pricing and Payment Conditions

4.	Asset Register

5.	Maintenance and Repair

6.	Confidentiality Agreement

7.	New design equipment and tooling

8.	Exit Documentation and Equipment

9.	Field

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THIS AGREEMENT is made this First day of April 2009

BETWEEN

(1)	(“ZOGENIX”)	ZOGENIX INC., whose registered office is at 12671 High Bluff, Suite 200, San Diego, CA 92130, USA; and

(2)	(“MG”)	MGLAS AG whose principal office is at Otto-Liebmann-Str. 2, 97702 Münnerstadt, Germany, Schweinfurt HRB 677.

WHEREAS:

(A)	Zogenix is the owner of a needlefree injection device currently known as “DosePro™”. The device requires a Glass Capsule in which injectate is stored prior to injection.

(B)	MG is a manufacturer of Primary Packaging Materials, Primary Packaging Systems and Injection Systems for the Pharmaceutical Industry.

(C)	Zogenix intends to sell the Device currently known as DosePro™ on the market, and MG is prepared to cover the demand of Zogenix with respect to the Glass Capsules.

IT IS AGREED as follows:

1. DEFINITIONS

In this Agreement the following terms shall have the following meanings;

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1.1.	“AFFILIATE” shall mean:

1.1.1.	An organization fifty percent or more of the voting stock of which is owned and / or controlled directly or indirectly by either party to this Agreement;

1.1.2.	An organization which directly or indirectly owns and / or controls fifty percent or more of the voting stock or either party to this Agreement;

1.1.3.	An organization which is directly or indirectly under common control with either party to this Agreement through common share holdings.

1.2.	“BATCH” shall mean the specific characteristics and quantity of manufactured Glass Capsules as stated in Schedule 1.

1.3.	“BUSINESS DAY” means a day other than a Saturday, Sunday or a day that is a statutory holiday in Germany or in the United States of America.

1.4.	“CAPACITY” shall mean the quantity of Glass Capsules that MG is able to produce under normal conditions, using the Initial Equipment and Tooling as stated in Schedule 4, which shall be revised as agreed by the parties as capacity changes.

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1.5.	“CONFIDENTIAL INFORMATION” shall mean any and all information, technology, know-how or commercial information, whatever its form or medium, including, without limitation, the terms of this Agreement, budgets, forecasts, POs, pricing, financial and operating information and Technical Information, that is disclosed by a Party to the other Party, as per definition and to the extent of Schedule 6.

1.6.	“DEVICE” shall mean Zogenix’s single use, disposable, prefilled, needlefree injection device currently known as DosePro™, containing the Glass Capsule, for the subcutaneous injection of pharmaceutical products.

1.7.	“EXIT SERVICES” shall mean services provided by MG to Zogenix, either directly or indirectly, to wholly and effectively transfer the Glass Capsule manufacturing operation to a site other than MG. This includes support to remove Zogenix assets listed in Schedule 4, and transfer of documentation as defined in Schedule 8, in paper or electronic form, related to the Glass Capsule and batch manufacturing history, but excludes the training of subsequent manufacturers in the Glass Capsule manufacturing process.

1.8.	“FIELD” shall mean the therapeutic classes of pharmaceutical or biotechnology products in which Zogenix or its licensees market products containing the Device as listed in Schedule 9.

1.9.	“GLASS CAPSULE” shall mean the Glass Capsule component of the Device, as described in Schedule 1 and Schedule 2.

1.10.	“GLASS CAPSULE WORK CELL” shall mean the area set aside within the MG facility and the equipment, fixtures, and tooling for the manufacture and testing of Glass Capsules.

1.11.	“IMPROVEMENTS” shall mean all improving modifications or adaptations to any of the Patents or Know-how, whether patentable or not, which might reasonably be of commercial interest to either party in the design, manufacture, supply or use of the Device or Glass Capsule and which may be made, acquired by or disclosed to MG or Zogenix during the term of this Agreement.

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1.12.	“INITIAL EQUIPMENT AND TOOLING” shall mean all equipment in the Glass Capsule Work Cell at MG’s facility as per Schedule 4. Any additional items of equipment and tooling procured by Zogenix shall become part of the “Initial Equipment and Tooling”.

1.13.	“KNOW-HOW” shall mean all technical and other information not generally accessible to the public which relates to the design, manufacture, supply or use of the Device or the Glass Capsule known to either party during the term of this Agreement.

1.14.	“LAWS” shall mean industry standards, laws or regulations applicable to the glass component manufacturing for pharmaceutical industry such as, but not limited to, ISO 15378.

1.15.	“PATENTS” shall mean all patents and the patent applications owned or controlled by Zogenix or its Affiliates or MG or its Affiliates at any time during the Term of this Agreement relating to the Device or the Glass Capsules.

1.16.	“PO” means any Purchase Order issued by Zogenix, agreed to by MG and executed by the parties in accordance with the terms of this Agreement.

1.17.	“PRICING, PAYMENT CONDITIONS” shall have the meaning as stipulated in Schedule 3, listing the prices agreed by the parties to be charged by MG to Zogenix.

1.18.	“RESERVED CAPACITY” shall be the difference in units between the quantity of Glass Capsules ordered by Zogenix during a period and the Capacity of any currently agreed Shift Pattern for such period.

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1.19.	“SHIFT PATTERN” shall mean a specific combination of production labor, shifts, and work schedule which is intended to manufacture and yield a given quantity of Glass Capsules over a specified period, and is associated with a Capacity. Shift Patterns are described in Schedule 3.

1.20.	“SPECIFICATIONS” shall mean written specifications of the Glass Capsule and of the processes to be used to produce and control the Glass Capsule, agreed between the parties, and as further defined in Schedule 1. Specifications concerning the processes are only applicable in respect to the Initial Equipment and Tooling.

1.21.	“STANDBY PRICE” shall mean [***].

1.22.	“STEERING COMMITTEE” shall be the joint Committee of which the details concerning representation and functions are set out in Section 7.

1.23.	“TERM” means the total duration of the Agreement, including any extension after base term.

1.24.	References to:

1.24.1	the singular include the plural and vice versa; and

1.24.2	companies or persons include persons, firms, companies and all artificial organizations, wherever incorporated.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.24.3.	Sections and Schedules refer to the Sections and Schedules of this Agreement.

1.25.	The Schedules form a part of the Agreement.

2. SUPPLY OF GLASS CAPSULES TO ZOGENIX

2.1.	During the Term, MG shall use the Initial Equipment and Tooling to manufacture the Glass Capsules and sell them to Zogenix and Zogenix shall purchase the Glass Capsules from MG on the terms of this Agreement.

2.2.	Exclusivity

2.2.1.	During the Term, MG shall be the exclusive supplier of the Glass Capsules for the Device of Zogenix, except in the event that MG is no longer able to supply Glass Capsules as per Section 3. This applies to the direct supply of Zogenix, as well as indirect purchases by licensees of the Device, which commitment Zogenix shall warrant to MG through corresponding contractual protection.

2.2.1.1.	As licensees enter into product development relationships with Zogenix for the purposes of developing their products with the Device, Schedule 9 will be amended to add their Field(s).

2.2.1.2.	In the event that a product development relationship with a licensee is terminated, Schedule 9 will be amended to remove that Field(s).

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2.2.2.	During the Term, and as long as MG is the exclusive supplier of Glass Capsules to Zogenix, except in the event that MG is no longer able to supply Glass Capsules as per Section 3, MG shall not, solely or with any other party, develop, manufacture, or distribute, any product which is a component of, or is, a needle free injection device for use in the Field, unless said product is or becomes without MG’s fault, a standard finished product or intermediate product of MG. In any case, MG shall not impart any Confidential Information to the other party, and MG shall not, as far as legally possible, permit the other party to visit or observe the Glass Capsule Work Cell. MG shall not permit any of its employees or temporary staff who may have substantially participated in the development of the Glass Capsule manufacturing process, or in the manufacturing of Glass Capsules, to participate in the development or manufacture of a needle-free injection device, or its components, for any other company, for use in the field.

2.3.	In the event that the total quantity of Glass Capsules ordered by Zogenix for any consecutive [***] month period results in a Reserved Capacity, which is below the actual agreed Shift Pattern, [***]. In such event, [***]. In the event that any forecasted Reserved Capacity exceeds the annual maximum limit for the then-current Shift Pattern, the Steering Committee shall implement appropriate actions to resolve the situation; in such case, MG shall not be obligated to incur direct costs beyond the annual maximum limit for Reserved Capacity without reasonable compensation as agreed by the parties. The Reserved Capacity and Standby Price shall be listed as a line item in any binding Purchase Order which will result in Reserved Capacity. For the avoidance of doubt, this section does not apply in the event that MG ships less than the ordered quantity by the due date if the ordered quantity is equal to or greater than Capacity.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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3. CAPACITY, FORECASTS, ORDERS, LOGISTICS

3.1.	The parties will agree on the Capacity/Shift Pattern as described in Schedule 3. The Capacity shall from time to time be revised by agreement, following recommendations of the Steering Committee.

3.2.	If Zogenix’s forecasts for Glass Capsules exceeds [***] of agreed Capacity as stipulated in Schedule 3 (or if either party foresees that that could be the case), then the parties shall in good faith discuss means of increasing MG’s output capacity, or other appropriate means of dealing with the situation.

3.3.	Capacity increase of the Initial Equipment and Tooling without fundamental changes to the manufacturing and process technology:

3.3.1.	This capacity can be increased by the elimination of bottlenecks in individual manufacturing phases.

3.3.2.	In this case, Zogenix shall, at its option, invest in the respective equipment, which will then be recorded in the asset register (Schedule 4).

3.4.	For a capacity increase of the Initial Equipment and Tooling, as stipulated in Section 3.2, Schedule 3 “Capacity” shall be amended accordingly.

3.5.	Zogenix will provide updated rolling [***] forecasts at the end of [***].

3.5.1.	Binding PO’s will be placed at [***].

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.5.1.1.	In the event that order quantities require a change in shift pattern as described in Schedule 3 the Steering Committee will determine the appropriate course of action.

3.5.2.	All PO’s will be for full lot quantities of Glass Capsules.

3.5.3.	MG shall ship Glass Capsules ordered by Zogenix in accordance with the quantities, delivery dates, and delivery and shipping instructions specified in the PO. MG will notify Zogenix, in writing, of potential delivery delays as soon as is reasonably possible. MG will, prior to shipment, notify Zogenix about the shipping date and estimated delivery date of the Glass Capsules.

4. PRICES AND PAYMENT CONDITIONS

4.1.	The price which MG will charge Zogenix for Glass Capsules and the respective payment terms shall be set out in Schedule 3 in € and shall be adjusted pursuant to Section 4.2 below.

4.2.	Prices shall be reviewed annually as follows:

4.2.1.	[***].

5. INITIAL EQUIPMENT AND TOOLING

5.1.	Zogenix owns, at MG’s facility in Münnerstadt, a quantity of equipment and tooling, listed in Schedule 4, which the parties shall maintain and update from year to year. The Initial Equipment and Tooling is not the property of MG and MG may not use it for any purpose other than to perform their obligations under this Agreement, but it is the basis for MG’s obligations under this Agreement, according to Section 2.1.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.2.	Additional equipment and tooling provided by Zogenix as added to the register by mutual agreement hereafter shall also be included as “Initial Equipment and Tooling”.

5.3.	From time to time Zogenix has placed, and may place in the future, at MG’s facility in Münnerstadt a quantity of firmly installed fixtures and fittings, listed/to be listed in Schedule 4, which the parties shall maintain and update from year to year.

5.4.	The Steering Committee shall determine how to proceed when out-dated equipment is no longer utilized. Section 10 states how to proceed if the Agreement is terminated.

5.5.	Upon request by Zogenix, MG shall not unreasonably withhold permission, within a reasonable time after receiving the request, for Zogenix employees, potential customers, customers, investors, lenders, authorities or other Zogenix authorized visitors, in mutual agreement with MG, to enter the MG premises and the Glass Capsule Work Cell. However, the above does not apply to any company manufacturing or processing glass tubes as well as their employees or affiliated companies.

5.6.	MG has signed a Subordination and Waiver Agreement with Zogenix and GE Capital Corporation (and agrees to sign one for any other secure lender to Zogenix, but does not accept any responsibility insofar) in a form reasonably agreeable to MG with respect to specified Zogenix assets, used in the performance of services under this Agreement.

5.7.	Zogenix will insure the Initial Equipment and Tooling against all such risks, including general liability, as Zogenix reasonably considers to be normal to insure against for equipment and tooling of that type, at most in line with MG’s own insurance coverage.

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MG shall nevertheless use reasonable care to avoid causing damage to the Initial Equipment and Tooling. MG is providing insurance in the amount of 7.3 million USD to cover the following risks to Initial Equipment and Tooling which are under their control:

•	Fire, lightning, explosion, aircraft

•	Strike, civil commotion, riot

•	Storm, hail

•	Vehicle impact, sprinkler leakage, smoke/soot

•	Flood, earthquake, landslide, avalanche, volcanic action, sinking of earth, snow pressure

•	Burglary, theft

•	Innominated perils

5.8.	MG will be responsible for, and bear the cost of the timely maintenance, as described in Schedule 5, and the physical presence of the Initial Equipment and Tooling so as to ensure that it remains capable of performing its role in the supply of Glass Capsules to Zogenix.

5.9.	In order to maintain effectively-functioning equipment and production uptime, Zogenix authorizes MG to service Zogenix equipment, either directly or with authorized contractors, at Zogenix’s cost, as follows:

5.9.1.	Zogenix authorizes MG to effect repairs on Zogenix equipment, either by MG employees or contractors, and MG shall only permit repairs by those employees or contractors who have been agreed by Zogenix as qualified to perform such repairs. MG shall establish and maintain business relationships with contractors who are necessary to perform repairs which cannot be performed by MG employees. MG shall notify Zogenix in advance of performing major repairs; otherwise, within 48 hours of effecting the repair. The cost of repairs shall be paid or reimbursed by Zogenix.

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5.9.2.	Zogenix authorizes MG to replace defective, damaged, worn-out, or nonfunctional components of Zogenix equipment as specified in a spare parts list and replacement instructions; such list to be agreed upon by the Steering Committee. MG shall procure such parts directly or through Zogenix, and maintain an inventory of such parts as specified on the spare parts list; the cost of spare parts shall be paid or reimbursed by Zogenix.

5.9.3.	MG shall maintain records, as agreed by the Steering Committee, of all equipment maintenance, repairs, and spares replacement.

5.10.	MG will be responsible for, and bear the cost of facility upkeep and maintenance.

6. PATENTS, IMPROVEMENTS

6.1.	All Improvements to the design of the Glass Capsule, as far as protected by IP rights, shall be fully owned by Zogenix regardless of the originator of the improvement.

6.2.	All Improvements to the manufacturing processes and equipment which are non-specific to the Glass Capsule shall be fully owned by MG regardless of the originator of the improvement.

6.3.	All Improvements to the manufacturing processes and equipment which are specific to the design of the Glass Capsule shall be owned by Zogenix regardless of the originator of the Improvement. Such improvements are defined as those which apply to the strengthening of Glass Capsules, formation of the orifice and dimensions, and testing as per Schedules 1 and 2. Zogenix herewith grants a royalty-free license to MG to use the improvement during the Term.

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6.4.	Any Improvements to the manufacturing processes which cannot be assigned as being either specific or non-specific to the Glass Capsule shall be jointly owned, with each party granting a royalty-free license to the other to use the Improvement during and after the Term of the agreement.

6.5.	The party owning an Improvement as per the Articles above, will be entitled to file an Individual Property Right (patents or the like), as far as such Improvement qualifies for invention, at its own cost.

6.6.	The party not performing the patent filing undertakes, without cost to the filing party, and in so far as it is able, to obtain all necessary assignment documents for the filing party to render all signatures which shall be necessary for such patent filing and to provide reasonable assistance to the filing party in all other ways which are necessary for such applications.

6.7.	If one of the parties grants the other party the right to patent an Improvement developed by said party, the party who has made the development shall be compensated appropriately by the other party.

6.8.	If MG acquires any knowledge of any possible misappropriation or other unauthorized use of Know How, or infringement of a claim of a Patent or Zogenix trade mark, it shall without undue delay provide Zogenix with all information it has relating to such infringement and reasonably assist Zogenix in any enforcement action which Zogenix takes, any expenses and other substantial costs to be borne by Zogenix.

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6.9.	Each party shall immediately notify the other if any claim is made against it by any third party for possible or potential infringement of a patent or other rights of such third party in connection with the development, manufacture, or sale of the Glass Capsule or the Device. The notified party agrees to render such reasonable assistance (excluding financial assistance) as the notifying party may reasonably request in defending such claim.

6.10.	The notifying party shall, if so requested by the other, keep the other informed of all developments in any such action. If Zogenix reasonably notifies MG that it considers that such an action against MG might affect Zogenix’s wider business interests or those of Zogenix’s licensees, MG shall wherever possible give Zogenix reasonable opportunity to comment in advance upon action to be taken and take Zogenix’s representations in to account. If Zogenix elect to take full control of the action they will, in writing, undertake to indemnify MG against all consequences of such action

6.11.	Zogenix shall be responsible for any binding and final judgments arising out of an infringement action brought by a third party, unless the infringement pertains to an Improvement solely owned by MG. If the infringement pertains to an Improvement solely owned by MG, then MG shall be responsible for any such binding and final judgments. Further, as between MG and Zogenix, whichever party is responsible for the judgment shall also be responsible for its reasonable attorney’s fees and related reasonable expenses and, if the other party was the notifying party under Section 6.9 or otherwise incurred such fees or expenses in defense of the action, those of the other party.

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7. STEERING COMMITTEE

7.1.	The parties shall establish a Steering Committee composed of six members, with an equal number of representatives from each of MG and Zogenix. Prior to starting the commercial manufacture of the Device, the parties will review membership of the committee to ensure that it is appropriate to the transition to commercial manufacture. Both parties will ensure that their representatives attend regular meetings of the Committee and report matters relevant to the performance of this Agreement. The meetings will be chaired by a representative of the parties; until the end of the first complete calendar year, the chairperson will be nominated by Zogenix; the chairperson for the following calendar year will be nominated by MG and the chair will continue to alternate in this way on a calendar-annual basis. Minutes of the Committee’s meetings, to be signed by both parties, will be circulated to both parties.

7.2.	The Steering Committee will perform the following functions:

7.2.1.	consider revisions to the Specification and the impact of those revisions upon yields, capacity, costs and other terms of this Agreement;

7.2.2.	review service levels and the performance of both parties;

7.2.3.	arrange, within the first 12 months of this Agreement, in sensible compliance with Section 2. a detailed risk analysis of the operation required by this Agreement, agreeing actions to be taken as a result of that analysis and monitoring the implementation of those actions and reviewing the terms of this Agreement;

7.2.4.	Capacity and contingency planning, investing in increasing capacity and revisions to the Capacity;

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7.2.5.	Reviewing the terms of this Agreement, and

7.2.6.	such other major functions as the parties jointly agree to assign to it.

7.3.	The Steering Committee may issue recommendations (especially in technical and pharmaceutical matters) to the parties but cannot bind either party to a legal commitment. However, each party will reasonably co-operate with the other in implementing the findings of the committee, to the extent that such implementation is necessary to give effect to this Agreement and does not unfairly and materially prejudice the interests of that party. The relevant decisions are to be taken by the party concerned and shall only be deemed to bind that party if confirmed in a written note signed by that party.

7.4.	Each Party shall forthwith upon execution of this Agreement appoint one of its employees to be a relationship manager responsible for liaison between the parties. The relationship managers shall meet whenever necessary and appropriate to review the current status of the business relationship and manage any issues that have arisen, including costs.

8. WARRANTY

8.1.	MG Warranty

8.1.1.	MG warrants that all Glass Capsules delivered hereunder will conform to the Technical Specifications as per Schedule 1 and other requirements as set forth in the Quality Agreement, thus, this MG warranty does not cover all such defects and deviations which result from these Specifications and any requirements as per the Quality Agreement.

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8.2.	Non-conforming Glass Capsules

8.2.1.	Within a reasonable time after delivery of the Glass Capsules to the facility designated by Zogenix, but not more than [***] business days, Zogenix or its designee shall inspect the Glass Capsules at its own cost, otherwise the Glass Capsules will be considered accepted. If Zogenix or its designee finds that the Glass Capsules as per Schedule 1 do not conform to the warranty as set forth in Section 8.1, Zogenix shall, without undue delay, give MG written notice of any claim setting forth the details of such non-conformity, or otherwise shall be deemed to have accepted the shipment - except for defects/non-conformances which could not have been reasonably discovered by means available to Zogenix at the time of acceptance (so called latent defects). MG shall re-sort or replace, at no cost to Zogenix, any Batches or respective parts thereof not in conformance with the Technical Specification or the Quality Agreement within [***] after MG receives the above-mentioned written notice and samples from Zogenix and accepted the complaint. This time limit shall, in accordance with Section 8.3 below, be suitably extended in accordance with the availability of free production capacities. In no case will the warranty exceed the period of [***] after delivery.

8.3.	If MG will have to supply Glass Capsules to replace those which might not conform, within a reasonable or agreed upon time, taking into account the Capacity, MG is not obliged to produce beyond the agreed Capacity of the equipment; however, MG is obliged to utilize extra resources or shifts, when necessary and when not constrained by local governmental regulations, in order to resolve any inventory shortage, at its expense.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.4.	In order to provide for discovery of latent defects in the last batch(es) delivered during the Term of this agreement, this section shall survive termination of the agreement for [***].

9. LIABILITY, BREACH OF CONTRACT; SANCTIONS

9.1.	MG’s entire liability to Zogenix for the following failures to perform this Agreement and the transactions based on it shall be as described below and MG shall not have any other liability to Zogenix for such failures:

9.1.1.	if MG does not deliver Glass Capsules in the agreed quantity or within the agreed delivery time – MG shall be liable for all direct costs and expenses but shall not be liable for any consequential or economic losses suffered by Zogenix;

9.1.2.	if product liability or other claims arise due to the Glass Capsules delivered by MG– for all cost and expenses as per the effective binding statutory legal provisions;

9.1.3.	if MG commits otherwise a breach of contract – for all resulting direct and foreseeable costs and damages.

9.1.4.	There is no liability of MG vis-à-vis Zogenix at all as far as the failure due to the Initial Equipment and Tooling provided MG has duly maintained such equipment (Article 5.8). Except any strict legal liability as per Section 9.1.2, MG’s total liability shall be limited to [***].

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.2.	Limitation of Liability

9.2.1.	In no case shall MG be liable to Zogenix for any loss of profit or other similar losses, in particular loss of production or business, as a result of MG’s failure to perform this Agreement or any transactions based on it, in particular not for failures due to non-foreseeable circumstances beyond its reasonable control, such as operational disturbances and breakdowns; Force Majeure, Article 13.7.

9.2.2.	In any case, the liability of MG pursuant to Section 9.1 shall be limited [***].

9.3.	Zogenix’s entire liability to MG for failing to perform this Agreement shall be as described below and Zogenix shall not have any other liability to MG for such failures:

9.3.1.	if Zogenix commits a breach of contract – for all resulting direct and foreseeable cost and damages.

9.3.2.	if damages are incurred solely by a failure on the part of personnel of Zogenix working at MG premises to act with due regard to safety and site regulations for all resulting direct and foreseeable cost and damages; should MG personnel be involved, all resulting direct and foreseeable costs shall be proportionally divided between Zogenix and MG based on fault.

9.3.3.	In no case shall Zogenix be liable to MG for any loss of profit or other similar losses, in particular loss of production or business, as a result of Zogenix’s failure to perform this Agreement or any transaction based on it, in particular not for failures due to non-foreseeable circumstances beyond their reasonable control (such as operational disturbances and breakdowns).

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.4.	Each of Zogenix and MG shall use all reasonable efforts to mitigate damages possibly suffered by them.

9.5.	This section shall survive the termination of this agreement for [***].

10. TERMINATION AND EXPIRY

10.1.	This Agreement shall have a term of three (3) years firm from the date first set forth above. Zogenix and MG may each terminate this agreement by serving not less than [***] months advance written notice to the other party.

10.2.	Either party may terminate this Agreement by written notice taking immediate effect if:

10.2.1.	the other commits a material breach of its obligations which is either incapable of remedy or is not remedied within [***] days of written notice requiring remedy; or

10.2.2.	the other becomes the subject of a formal procedure relating to the affairs of insolvent companies or otherwise becomes insolvent or incapable of paying its debts as they fall due;

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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10.3.	In the event of termination and, if such termination is not the result of a default of Zogenix, including but not limited to events as per Section 10.2, MGlas will provide the Exit Services that are necessary to support production of Glass Capsules through and up until which time as commercial production capability has been established in an alternative location. In this respect Zogenix will pay MGlas for the services rendered, including for production and technical transfer support, charged at reasonable rates [***].

10.4.	In addition to the foregoing, but except where termination is a result of a default of MGlas, Zogenix will also pay MGlas for its direct costs incurred in respect of removal of the Zogenix equipment and the return of the respective area of the MGlas premises where the Zogenix equipment was housed to a reasonable tidy state (making good any repairs that are incurred by the premises solely and directly as a result of the Zogenix equipment being housed there) up to a maximum financial contribution of [***], all as evidenced by appropriate documentation provided by MGlas.

11. CONFIDENTIALITY

11.1.	Confidential Information. Except as expressly provided, the Parties agree that, for the Term and [***] years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing Party hereto pursuant to this Agreement.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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11.2.	Details of the Parties’ rights and obligations concerning the Confidential Information including its definition are laid down in the “Confidentiality Agreement” as per Schedule 6.

12. GOVERNING LAW AND ARBITRATION

12.1.	This Agreement and the transactions based on it shall in all respects be governed by German law.

12.2.	Dispute Resolution. In the event of any dispute, controversy or claim arising out of, relating to or in connection with any provision of this Agreement, the Parties shall first try to settle their differences amicably between themselves, and, if not resolved, by referring the disputed matter to the respective chief executive officers of each Party. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and, within thirty (30) days after such notice, such representatives of the Parties shall meet for attempted resolution by good faith negotiations.

If such representatives are unable to resolve a dispute within thirty (30) days of their first meeting of such negotiations, either Party may seek to have such dispute resolved by binding arbitration of three arbitrators under the then-existing Comprehensive Arbitration Rules and Procedures of ICC, Paris. The Parties hereby consent to conduct such binding arbitration procedures in Paris, France, in English language.

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MSA-Zogenix_MG_final_090508	Vers.: Final

13. MISCELLANEOUS

13.1	Assignment or Transfer. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except either Party may make such an assignment without the other Party’s consent to a successor of substantially all of the business of such Party, whether in merger, a sale of stock, sale of assets or other transaction. Any such permitted successor or assignee of rights and/or obligations hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations within 60 days of the closing of the transaction. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this section shall be null and void.

13.2	Independent Contractors. The parties act as independent contractors. This Agreement shall not constitute a partnership and neither party shall have any authority (as agent or otherwise) to bind the other to any commitment whatsoever.

13.3	Salvatory Clause. If any provision in this Agreement is found by a court of competent jurisdiction (from which there is no appeal or, if there is, no appeal is lodged or any appeal is withdrawn) or arbitrator to be illegal or invalid that clause shall be deemed removed and the remainder shall be unaffected. The parties shall endeavor to agree an alternative clause having like effect, as a substitute for the provision that has been removed.

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MSA-Zogenix_MG_final_090508	Vers.: Final

13.4	Notices. All notices to be served shall be served either personally or by facsimile and by registered airmail (or some other service producing a receipt confirming arrival). The notification shall be addressed to:

Zogenix, Inc.

Attention: Chief Financial Officer

12671 High Bluff. Suite 200

San Diego, CA 92130

USA

With a copy to:

John J. Turanin, VP Operations

Zogenix, Inc.

5858 Horton Street, Suite 455

Emeryville, CA 94608 USA

All notices from Zogenix to MG shall be made by facsimile and by registered airmail (or some other service producing a receipt confirming arrival) and be addressed to:

Mr. Hubertus Bürger, CFO

MGlas AG

Otto-Liebmann-Str. 2

97702 Münnerstadt

GERMANY

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With a copy to:

Mr. Wolfgang Heidl, CEO

MGlas AG

Otto-Liebmann-Str. 2

97702 Münnerstadt

GERMANY

or in each case to such other address as shall be notified for the purpose. Notices shall be deemed served immediately if served by facsimile or in accordance with the receipt for the registered airmail, if not.

13.5	Entire Agreement; Amendment. This Agreement and the Quality Agreement set forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto supersedes and terminates all prior agreements and understandings between the Parties, in particular the ”Prepayment Letter Agreement” dated December 5, 2006, the “Pre-Commercial Letter Agreement” dated March 15, 2007 and the “Commercial Letter” dated February 12, 2008. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than are in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

13.6	Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

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13.7	Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by Force Majeure and the non-performing Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting Force Majeure continues and the non-performing Party takes reasonable efforts to remove the condition.

For purposes of this Agreement, “Force Majeure” shall mean conditions beyond the control of the Parties or either Party, including without limitation an act of God, revolution, acts of public enemies, blockade or embargo, terrorist act, war, civil commotion, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, flood, explosion, storm or like catastrophe, casualty or accident. Zogenix will have the right to terminate this agreement in the event that MG is prevented from performance due to a Force Majeure Event for more than ninety (90) business days.

13.8	No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, excepting only as to a written and signed waiver as to a particular matter for a particular period of time.

13.9	Counterparts. This Agreement may be executed in two (2) or more counterparts and by facsimilie signature, each of which, once so executed and delivered, shall be deemed an original, but all of which shall constitute the same Agreement.

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13.10	Maintenance of Records. Each Party shall keep and maintain all records required by law or regulation with respect to the Glass Capsules and shall make copies of such records available to the other Party upon request, including without limitation, the documents and records set forth in the Technical Agreement.

13.11	No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

13.12	Headings. The headings for each Article in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

In Witness of the above agreement

/s/ Roger L. Hawley		Dated:	May 18, 2009
For Zogenix, Inc.

Signed By:

/s/ [illegible]		Dated:	08.05.2009
For MGlas AG

Signed By:	/s/ [illegible]

Each of the signatories warrants that they have authority to bind the party for whom they sign.

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Schedule 1

Technical Specification

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

ZOGENIX PROPRIETARY AND CONFIDENTIAL

Technical Specification Page 1 of 20

Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

Approvals

Originator:	See attached approval from Mike Hudson	Date: 07.1.10

Mike Hudson, Manufacturing Operations, Document Owner

Approved by:	/s/ Eric Scharin	Date: 08 JUL 08

Eric Scharin, Technical Operations

Approved by:	/s/ Brooks Boyd	Date: 07 JUL 08

Brooks Boyd, Product Development

Approved by:	See attached approval dated 19 AUG 08	Date: 21 AUG 08

Dr. Bernhard Hohlwegler, Director, QM, MGlas AG (MG) Otto-Liebmann-Straße 2 DE-97702 Münnerstadt - Germany

Approved by:	/s/ Mary Fiala	Date: 21 AUG 08

Mary Fiala, Quality

1.	PURPOSE:

This document specifies the raw material and manufacturing processes required for the production of the Glass Capsule used in the manufacture of the Device currently known as “DosePro™.

2.	SCOPE:

This document applies to the raw material, manufacturing and inspection requirements for the manufacture of glass capsules, including cut blanks and formed capsules, to ensure compliance with quality criteria and to prevent deterioration in quality during handling and shipping.

3.	Definitions:

3.1	Certificate of Analysis (COA): A signed document accompanying production batches stating one or more property values and their uncertainties, and confirming that the necessary procedures have been carried out to ensure their validity and traceability.

3.2	Certificate of Compliance or Conformance (COC): A signed document that certifies production batches have been tested and released according to a specification. At minimum, a certificate of conformance should include relevant part, lot and batch numbers, product codes, quantities, materials and other relevant information for traceability.

ZOGENIX PROPRIETARY AND CONFIDENTIAL

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Technical Specification Page 2 of 20

Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

3.3	Device shall mean Zogenix’ single use, disposable, prefilled, needle-free injection device currently known as DosePro™, as described in the agreed Specifications.

3.4	Glass Capsule or Product shall mean the Glass Capsule component of the Device currently known as DosePro™, as described in the agreed Specifications.

4.	References:

4.1	[***]

4.2	[***]

4.3	[***]

4.4	[***]

4.5	[***]

4.6	[***]

4.7	[***]

4.8	[***]

4.9	[***]

5.	Responsibilities:

5.1	MG is responsible for manufacturing the Product according to this Technical Specification, related drawings and for notifying and obtaining approval from Zogenix for significant changes according to the MG change control system MG-V VII-20.

5.2	MG is responsible for clearly defining all process steps (including IPC and final inspection) in MG’s Standard Operating Procedures (SOPs).

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

5.3	The Raw Material Supplier (Schott) is responsible for providing materials and services according to the cTLB.

5.4	Certification: For each batch an appropriate Certificate of Conformance has to be provided.

6.	Manufacturing Process Summary

6.1	Glass Capsules are manufactured in the following process stages:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

6.2	NO definition of batch size (targeted approx. [***] capsules – adapted to the quantity per pallet)

6.3	Batch number: MG YY MM DD

7.	MATERIALS:

7.1	Glass Tubing

7.1.1	[***]

7.1.2	[***]

7.1.3	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

7.1.4	[***]

•	[***]

•	[***]

•	[***]

•	[***]

7.2	Packaging

[***]

7.3	Labeling

As specified in cTLB.

8.	In-Process Controls, Final Inspection, Testing Requirements

8.1	Required dimensional test attributes must meet specified tolerances (IPC + final inspection)

Test Attribute	Specification
[***]	[***]

Major Parameters

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

8.2	Required visual test attributes (IPC + final inspection)

Inspection Attribute	Specification

[***]	[***]

[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8.3	In-Process Control

In-process control shall be carried out in accordance with the relevant

Standard Operating Procedures and this Technical Specification

(including table: 8.1.1.)

Table: 8.1.1. In-Process Control for Glass Capsule Manufacture

Process	IPC Parameter	Frequency	Acceptance criteria	Measurement: method and device
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

Process	IPC Parameter	Frequency	Acceptance criteria	Measurement: method and device
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

Process	IPC Parameter	Frequency	Acceptance criteria	Measurement: method and device
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

8.4	Final Inspection

8.4.1	Trained personnel perform a final inspection (is a combination of a visual and dimensional inspection), before the consignment is delivered to Patheon UK.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

8.4.2	Sampling size, inspection requirements and acceptance limits are defined in Appendix 2.

8.4.3	The final inspection must be carried out as specified in SOP MG-A VII 33 and will be accepted or rejected based upon the agreed acceptable quality limits ref Appendix 2.

8.5	Retained Capsules stored at MG

8.5.1	[***]

8.6	Calibration

MG monitors all calibration activities to be carried out periodically. The scope of calibration activities is defined in a controlled MG document.

9.	deviations

9.1	Significant deviation from critical process parameters (examples: oven zone out of limit, conductivity, etc.) as listed in this document must be appropriately documented, reviewed and approved by Zogenix.

9.2	In case of out-of-specification results or deviations which may impact product quality, the affected capsules will be quarantined and MG will contact Zogenix QA to discuss further action.

9.3	Every critical and major deviation must be documented in the Batch Manufacturing Record (BMR).

10	Product Release Documentation

10.1	Certificate of Conformance (Glass Tube Supplier)

10.1.1	For each batch of starting material used by MG in the production of glass [***] blanks, a Certificate of Conformance, which is provided by [***] and incorporates the arsenic certification, is documented by MG and a copy can be provided to Zogenix on request. A remark should be included in the MG COA.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

10.2	Certificate of Analysis (COA)

10.2.1	A Certificate of Analysis is required for each batch confirming compliance with product specification, (i.e. drawing and agreed inspection requirements) and ISO 15378. This document will include:

•	Quantity released (lot size)

•	Dimensions

•	Glass type

•	Batch number

•	Cross reference to [***]

•	certificate

•	Start of production (date)

•	Compliance of test attributes and final inspection AQL listed in Appendix 2 and the final inspection form

•	Customer purchase order number + date

•	Item description

•	Part number of product (3500-1273-01) including revision status

•	EP test results (as per scheduled test frequency)

•	Significant process deviations

•	Remark for 100% proof test

•	Confirmation of results for all 100% inspected IPC checks

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

Table 10.2 Final Inspection Test Attributes

Test Attribute	Specification
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

10.3	Batch Record

10.3.1	A Batch Manufacturing Record (BMR) is required for every batch. After the completion of the batch, the original BMR will be archived at MG’S location (10 years). Significant parameters/ deviations/ measurements and values will be displayed in the COA.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

10.3.2	The BMR must include or reference the location of all raw data. If possible electronic records may be copied on to a non-rewritable disk and attached to the BMR. Remark: Data of flame inspection cannot be copied on to CD.

10.3.3	Zogenix Quality or designee approval is required prior to release of batch for shipment.

10.4	Delivery

10.4.1	Includes delivery note (one for each batch) with the following information:

•	Customer order number (Zogenix and recipient, if necessary)

•	Transport company

•	MG delivery note number

•	Date and quantity dispatched

•	Item description

•	Part number (3500-1273-01) and revision level

11.	Packaging and Labeling

11.1	Packaging Environment

The inspected glass capsules shall be packaged in an unclassified environment

11.2	Retained Samples

11.2.1	[***]

11.2.2	[***]

11.2.3	[***]

11.2.4	[***]

11.2.5	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

11.3	Packaging and Labeling Materials for Standard Production

11.3.1	[***]

[***]

[***]

[***]

11.3.2	[***]

[***]

[***]

[***]

11.3.3	[***]

[***]

[***]

[***]

[***]

11.3.4	[***]

[***]

11.4	Packaging Instructions for Standard Production

11.4.1	[***]

11.4.2	[***]

11.4.3	[***]

11.4.4	[***]

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

11.4.5	[***]

[***]

[***]

[***]

[***]

[***]

[***]

11.4.6	[***]

11.4.7	[***]

11.5	Labeling of Retained Samples

[***]

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

11.6	Labeling for Regular Delivery of Capsules for Processing

11.6.1	PP-Well box (with [***] full trays) to be labeled with:

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Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

11.6.2	Shipping pallet to be labeled as follows and marked with ‘Fragile – This Way Up’.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

12	APPendix 1: MG Owned Documents

12.1	The basis upon which an SOP is written is the MG master SOP MG-V IV-1 (“Preparation and handling of MG documentation”).

12.2	Change Control is performed according to the MG CCM = SOP MG-V VII-20

MG owned documents subject to joint change control with Zogenix

Document Number	Document Title

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

13.	Appendix 2: Sampling plan

Single sampling plan for normal inspection (ISO 2859 1:1999(E))

Inspection Attribute	Inspection level	AQL	Lot Size	Sample Size	If the number of non-conforming items is:
1. [***] 2. [***]	[***] [***]	[***] [***]	[***]	[***]	[***]
			[***]	[***]	[***]

[***]	[***] [***]	[***] [***]	[***]	[***]	[***]
			[***]	[***]	[***]

[***]	[***] [***]	[***] [***]	[***]	[***]	[***]
			[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ZOGENIX PROPRIETARY AND CONFIDENTIAL

Technical Specification Page 18 of 20

Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

Single sampling plan for normal inspection (ISO 2859 1:1999(E))

Inspection Attribute	Inspection level	AQL	Lot Size	Sample Size	If the number of non-conforming items is:
[***]	[***] [***]		[***]	[***]	[***]
		[***] [***]	[***]	[***]	[***]

Double sampling plan for normal inspection (ISO 2859 1:1999(E))

				Step 1		Step 2
Inspection Attribute	Inspection level	AQL	Lot Size	Sample Size	If the number of non- confirming items is:	Sample Size	If the number of non- conforming items is:
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ZOGENIX PROPRIETARY AND CONFIDENTIAL

Technical Specification Page 19 of 20

Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

14.	Appendix 3: Packing diagram

[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ZOGENIX PROPRIETARY AND CONFIDENTIAL

Technical Specification Page 20 of 20

Part Number: 6200-1273-01	Revision: B	Effective Date: AUG 21 2008

Document Name: Technical Specification for Glass Capsule, [***], Part Number 3500-1273-01

15.	Document History

CHANGE HISTORY

Rev.	DCO #	Description	Originator	Effective Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ZOGENIX PROPRIETARY AND CONFIDENTIAL

Schedule 2

Drawing Glass Capsule

Drawing Number 3570-1273-01, Rev. A

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

1/2

[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2/2

Schedule 3

Capacity, Pricing and Payment Conditions

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

1/2

Shift Pattern	Annual Capacity (Capsules)	Average Capsules per Month*	Direct Staff	09 Price per Capsule (€)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]

Shift Pattern A

[***]

[***]

[***]

[***]

Shift Pattern B

[***]

[***]

[***]

[***]

Shift Pattern C

[***]

[***]

[***]

[***]

The prices above are effective 1 January 2009 and are valid until 31 December 2009 as per Section 4.2.1.

Payment terms [***]

*	Initial Equipment and Tooling
**	Per section 2.3
***	Maximum to be determined at time of agreement on shift pattern unit price

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2/2

Inventory List Zogenix Status 04.08.2008

Schedule 4

Asset Registers

- “The Initial Equipment and Tooling”

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

1/11

Inventory List Zogenix Status 04.08.2008

Glass Capsule Department – Zogenix Property

1. Workstation: Flaming and Inspection

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2/11

Inventory List Zogenix Status 04.08.2008

2. Workstation: Ion-Exchange / Washing / Packaging

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3/11

Inventory List Zogenix Status 04.08.2008

3. Workstation: IPC – Office

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4/11

Inventory List Zogenix Status 04.08.2008

4. Workstation: Storage

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

5/11

Inventory List Zogenix Status 04.08.2008

5. Workstation: Laser-system

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6/11

Inventory List Zogenix Status 04.08.2008

6. Workstation: Proof-Tester

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

7/11

Inventory List Zogenix Status 04.08.2008

7. Workstation: Cutting

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

8/11

Inventory List Zogenix Status 04.08.2008

8. Workstation: Miscellaneous

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

9/11

Inventory List Zogenix Status 04.08.2008

9. Workstation: Blank Washing

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

10/11

Inventory List Zogenix Status 04.08.2008

10. Workstation: CF1 and Oven

Pos.	Description	Qty.	Type	Location	Owner	Serial No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

11/11

Schedule 5

Maintenance

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

1/2

	Daily	Weekly	2 Weekly	Monthly	3 Monthly	4 Monthly	6 Monthly	12 Monthly	2 Yearly	3 Yearly	5 Yearly
[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***].

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2/2

Schedule 6

Confidentiality Agreement

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

1/5

ZOGENX

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT (the Agreement”) is made and entered into as of September 18, 2006 (the “Effective Date”) by and between Zogenix (“ZOGENIX”) a California Corporation having its principal place of business at 3929 Point Eden Way, Hayward, CA 94545 and MGLAS (“Second Party”) having its principal place of business at Otto-Liebmann-Str. 2, Munnerstadt, Germany. ZOGENIX and Second Party shall collectively be referred to as “Parties”.

In order to pursue mutual business purposed, the Parties recognize that there is a need to exchange certain confidential information of the Parties to be used only for such mutual business purposes and to protect such confidential information from unauthorized use of disclosure. No other relationship, express or implied, are created or binding between the Parties due to the disclosure of such information.

1.	Conditional Information and Materials:

(a)	“Confidential Information” means any oral, written, graphic, machine-readable or other information that the Parties designate as being confidential or proprietary or which, under the circumstances surrounding disclosure, ought to reasonable be treated as confidential. Confidential Information includes, but is not limited to, information relating to released or unreleased products or services of the Parties, the marketing or promotion of any of the Parties’ products or services, the Parties’ business policies or practices, marketing plans, product, or service plans, business strategies, financial information, forecasts, personnel information, customer lists, trade secrets, inventions, formulas, processes, databases, ideas, software (including source and object code), hardware configuration, computer programs, algorithms, intellectual property strategies and plans, filed but unpublished patent applications, copyright and trademark plans, potential business partnerships and strategies, and information received from others that the Parties are obligated to treat as confidential subsidiary and/or agents is covered by this agreement.

(b)	A Party’s Confidential Information shall not include information that:

i.	is or becomes a part of the public domain through no ace or omission of the receiving Party;

ii	was in the receiving Party’s lawful possession prior to the disclosure and had not been obtained by the other Party either directly or indirectly from the disclosing Party, as demonstrated by files in existence at the time of disclosure;

iii.	is furnished by the disclosing Party to a third party without restrictions similar to those contained in this Agreement;

iv	is lawfully disclosed to the receiving Party by a third party without restriction on disclosure; or

v.	is independently developed by the receiving Party without reference to Confidential Information received under this Agreement.

2/5

(c)	“Confidential Materials” shall mean all tangible materials containing Confidential Information, including without limitation written or printed documents and computer disks or tapes, whether machine or user readable.

2.	Use

Each Party agrees not to use the Confidential Information received from the other Party for its own use or for any purposed other than to carry out discussions concerning a business relationship between the Parties and such business relation itself. Neither Party shall disclose or permit disclosure of any confidential Information of the other Party to third parties or to employees of the Party receiving Confidential Information, other than directors, officers, employees, consultants and agents who are required to have the information in order to carry out the purpose of this Agreement. No other rights, and particularly licenses to trademarks, inventions, copyrights, patents, mask work protection rights, or any other intellectual property rights, are implied or granted under this Agreement or by the conveying of Confidential Information between the Parties.

3.	Copying

Confidential Information supplied shall not be reproduced in any form except as required to accomplish the intent of this Agreement.

4.	Ownership:

All Confidential Information, unless otherwise specified in writing, shall remain the property of the disclosing Party, shall be used by the receiving Party only for the purpose intended, and such Confidential Information and Confidential materials, including all copies thereof, shall be returned or destroyed within ten (10) days after (i) the receiving Party’s need for it has expired, (ii) upon the request of the disclosing Party, or (iii) upon the termination of this Agreement. At the request of the disclosing Party, the receiving Party shall furnish a certificate signed by an officer or authorized representative of the receiving Party certifying that Confidential Information not returned to the disclosing Party has been destroyed.

5.	Restrictions:

(a)	The Parties agree not to disclose any confidential Information to third parties. However, a receiving Party may disclose Confidential Information in accordance with a judicial or other government order provided that the receiving Party shall give the disclosing Party immediate notice of the order prior to such disclosure, shall allow the disclosing Party a reasonable time to oppose such process and shall comply with any applicable protective order.

(b)	Each Party shall take reasonable security precautions, at least as great as the precautions each Party takes to protect its own confidential information, to keep the Confidential Information confidential. Each Party agrees to notify the other in writing of any actual or suspected misuses, misappropriation or unauthorized disclosure of Confidential Information of the disclosing Party which may come to the receiving Party’s attention.

(c)	Neither Party may duplicate, translate, transfer, or cause, permit or attempt the reverse engineering, disassembly or decompilation of any software disclosed under the Agreement.

3/5

(d)	The commitments of each Party under this Agreement shall survive any termination of any relationship between the Parties and shall continue for a period terminating on the later of (i) [***] years following the date of this Agreement or (ii) [***] years from the end of this calendar year in which any relationship of the parties has been terminated. Additionally, upon termination of this Agreement, both parties acknowledge that Confidential Information disclosed to each other under this Agreement does not automatically become part of the public domain. Both parties agree to take reasonable precautions to prevent disclosure of Confidential Information after the termination of this Agreement.

6.	Rights and Remedies:

The Parties acknowledge that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that a Party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may deemed proper by a court of competent jurisdiction.

7.	Miscellaneous:

(a)	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and merges all prior discussions between them as Confidential Information. It shall not be modified except by written agreement dated subsequent to the date of this Agreement and signed by authorized representatives of both Parties. None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of either Party, its agents, or employees, but only by an instrument in writing signed by an officer or authorized representative of either Party.

(b)	This Agreement and all matter arising out of or relating to this Agreement shall be governed by the laws of Germany, excluding choice of law provisions.

(c)	Any legal action or proceeding relating to this Agreement shall be instituted in the binding arbitration, with three arbitrators under the then-existing comprehensive Rules and Procedures of ICC, Paris, in the English language. The Parties agree to submit to jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding. The prevailing Party shall be entitled to reasonable attorney fees and expenses.

(d)	In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement shall remain in full force.

(e)	All obligations created by this Agreement shall be survive change or termination of any other business relationships between the Parties.

(f)	The Parties are independent contractors. Nothing contained in this agreement shall be construed (i) to give either party the power to direct or control the day-to-day activities of the other or (ii) to constitute the Parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking.

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4/5

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date shown above.

SECOND PARTY	ZOGENIX

/s/ [illegible]	/s/ John J. Turanin
Authorized Signature	Authorized Signature

/s/ [illegible]	John J. Turanin
Printed Name	Printed Name

CFO	VP Operations
Title	Title

26/OCT/06	/s/ John J. Turanin
Date	Date 26/OCT/06

5/5

Schedule 7

The New Design Equipment and Tooling

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

1/2

[***]

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2/2

Schedule 8

Exit Documentation and Equipment

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

1/2

1)	Standard Operating Procedures

a)	All SOPs associated only with DosePro manufacturing, testing and work cell

b)	Change history documentation

2)	Validation/Qualification Documents

a)	All product specific documents

3)	Materials

a)	Receipt records (Delivery Notes) for

i)	Glass Tubes

ii)	Laser Gases (nitrogen, fluorine in neon, krypton, neon, helium)

iii)	Solutions for Branson, Lancer and Ionx (Deconex OP146/OP171, acetic acid, potassium nitrate/salt)

b)	Material testing records for

i)	Glass Tubes (incoming inspection)

c)	The records of the listed materials described above will be provided for

i)	any remaining stock which are to be transferred to Zogenix and

ii)	those which were consumed during production for two years prior to the date of termination.

4)	Product

a)	Product specific Batch Records

b)	Release testing records

c)	Other essential documents as mutually agreed by the Steering Committee

d)	These records will be provided for the period specified in the Quality Agreement. Thereby, the obligation as per clause 10.3 of the Quality Agreement will be considered as fulfilled if and insofar as MG transfers the original documents to Zogenix, e.g. as per clauses 1.7 and 10.3 of the Manufacturing and Supply Agreement.

5)	Equipment

a)	All equipment listed on asset list

b)	Spares and Zogenix owned consumables

c)	Maintenance record

d)	Calibration records

e)	Relevant log books

f)	Design specs or user requirements

2/2

Schedule 9

Field

to

Commercial Manufacturing and Supply Agreement

between

MGlas AG

and

Zogenix Corporation

1/2

The following therapeutic classes are included in Definition 1.8 “FIELD”:

Neurology

Pain

2/2